                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Data Processing Resources Corporation on Form S-8 of our report dated September 25, 1998 (October 20, 1998, as to Note 4, paragraph 11), appearing in the Annual Report on Form 10-K/A (Amendment No. 1) of Data Processing Resources Corporation for year ended July 31, 1998.


/s/ Deloitte & Touche LLP


Costa Mesa, California
December 22,  1998